Exhibit 10.1

FIRST AMENDMENT TO TERM LOAN AGREEMENT

AND AGREEMENT REGARDING ADDITIONAL TERM LOANS

This FIRST AMENDMENT TO TERM LOAN AGREEMENT AND AGREEMENT REGARDING ADDITIONAL TERM LOANS (this “Agreement”) dated as of June 23, 2026, by and among NNN REIT, INC., a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the existing Lenders party hereto providing an Additional Loan (as defined herein) (each an “Incremental Lender” and collectively, the “Incremental Lenders”), each of the other existing Lenders party hereto, and Wells Fargo Bank, National Association, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of December 17, 2025 (as in effect immediately prior to the effectiveness of this Agreement, the “Term Loan Agreement”);

WHEREAS, pursuant to Section 2.14 of the Term Loan Agreement, the Borrower has requested, and the Incremental Lenders are willing to make, additional Loans to the Borrower in the aggregate principal amount of $200,000,000 on the terms and conditions contained herein; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Additional Loans.

(a)
Upon the effectiveness of this Agreement, and in reliance on the truth and accuracy of the representations set forth in Sections 5 and 6 below, each Incremental Lender agrees to make a Loan to the Borrower in the respective principal amount set forth for such Incremental Lender on Schedule I attached hereto as such Incremental Lender’s “Additional Loan Amount” (the “Additional Loans”). Any portion of the Additional Loans made under this Section 1 and repaid or prepaid may not be reborrowed.

(b)
The Additional Loans effected hereby shall have identical terms to the Loans made on the Effective Date (other than as to the principal amount thereof), including with respect to the interest rate accruing thereon (as amended by, and after giving effect to, this Agreement), shall be due and payable in full on the Termination Date and shall otherwise be subject to the provisions, including any provisions regarding the right and obligations of the Loan Parties or any provisions regarding the rights and obligations of the Lenders, of the Term Loan Agreement and the other Loan Documents. Without limiting the foregoing, the Additional Loans effected hereby (and all interest and other amounts payable thereon or with respect thereto) shall be (i) “Obligations” under and as defined in the Term Loan Agreement and (ii) will share ratably in right of prepayment with the initial Loans pursuant to Section 2.7 of the Term Loan Agreement.

(c)
The proceeds of the Additional Loans effected hereby shall be used in accordance with and subject to Section 7.7 of the Term Loan Agreement.

Section 2. Specific Amendments to Term Loan Agreement. The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)
Section 1.1 of the Term Loan Agreement is amended by deleting the pricing grid set forth at the end of the term “Applicable Margin” in its entirety and inserting the following in lieu thereof:

Level	Borrower's Credit Rating (S&P/Moody's or equivalent)	Applicable Margin for SOFR Loans	Applicable Margin for Base Rate Loans
1	A+/A1 (or equivalent) or better	0.675%	0.000%
2	A/A2 (or equivalent)	0.700%	0.000%
3	A-/A3 (or equivalent)	0.750%	0.000%
4	BBB+/Baa1 (or equivalent)	0.800%	0.000%
5	BBB/Baa2 (or equivalent)	0.900%	0.000%
6	BBB-/Baa3 (or equivalent)	1.150%	0.150%
7	Lower than BBB-/Baa3 (or equivalent)	1.550%	0.550%

Section 3. Conditions Precedent. The effectiveness of this Agreement (or, in the case of clause (e) below, the obligation of the Incremental Lenders to make the Additional Loans) is subject to the receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a)
a counterpart of this Agreement duly executed by the Borrower, the Administrative Agent, each Incremental Lender and each other Lender;

(b)
copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of all corporate, partnership, member or other necessary action taken by the Borrower to authorize the Additional Loans;

(c)
an opinion of counsel to the Borrower, and addressed to the Administrative Agent and the Lenders (including the Incremental Lenders) covering such matters as reasonably requested by the Administrative Agent;

(d)
new or replacement Notes, as applicable, executed by the Borrower and payable to each Incremental Lender that has requested that it receive a Note, in the amount of such Incremental Lender’s Loans after giving effect to this Agreement and the making of the Additional Loans;

(e)
a timely Notice of Borrowing in respect of the Additional Loans;

(f)
evidence that all fees, expenses and reimbursement amounts due and payable by the Borrower to the Administrative Agent hereunder or under the Term Loan Agreement, including without limitation, (i) the costs and expenses set forth in Section 8 hereto, and (ii) the reasonable fees and expenses of counsel to the Administrative Agent have been paid; and

(g)
such other documents, instruments and agreements as the Administrative Agent may reasonably request.

The first date on which each of the foregoing conditions precedent have been satisfied is herein referred to as the “Effective Date”.

Section 4. Representations and Acknowledgements Regarding Incremental Lenders. Each of the Incremental Lenders (a) represents and warrants that (i) it has received a copy of the Term Loan Agreement, and has received or has been afforded the opportunity to receive copies of the most recent financial statements and information delivered pursuant to Article VIII. thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Additional Loan and (ii) it has made its own credit and legal analysis and decision to enter into this Agreement, to make an Additional Loan and to consummate the other transactions contemplated hereby, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of the Borrower, the other Loan Parties, the other Subsidiaries and any other Affiliates thereof, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the other Loan Parties (if any), the other Subsidiaries and other Persons (if any), its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, and (b) acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents and (ii) the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Incremental Lender or other Lender.

Section 5. Representations of Borrower. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Agreement and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Agreement, in accordance with their respective terms. This Agreement has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Agreement and the Term Loan Agreement, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of this Agreement and the Term Loan Agreement, as amended by this Agreement, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (1) the organizational documents of the Borrower or any other Loan Party, or (2) any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, the violation of which indenture, agreement or other instrument could reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party, other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c) No Material Adverse Change. Since December 31, 2025, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect.

(d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Agreement and the making of the Additional Loans.

Section 6. Reaffirmation of Representations and Borrower. The Borrower hereby reaffirms that the representations and warranties made or deemed made by the Borrower and each other Loan Party (if any) in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof after giving effect to this Agreement and the making of the Additional Loans with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement or the other Loan Documents.

Section 7. Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Agreement.

Section 8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 9. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Agreement is dated, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Loan Document.

Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement (including, for the avoidance of doubt, as amended by this Agreement).

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans to be executed as of the date first above written.

BORROWER:

NNN REIT, INC.

By: /s/ Vincent H. Chao

Name: Vincent H. Chao

Title: Executive Vice President and

Chief Financial Officer

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

Wells Fargo Bank, National Association, as Administrative Agent, as a Lender and as an Incremental Lender

By: /s/ Kate Brown

Name: Kate Brown

Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

Bank of america, n.a.,

as a Lender and as an Incremental Lender

By: /s/ Stephanie Whitman

Name: Stephanie Whitman

Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

PNC BAnk, NATIONAL ASSOCIATION,

as a Lender and as an Incremental Lender

By: /s/ Andrew T. White

Name: Andrew T. White

Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

royal bank of canada,

as a Lender and as an Incremental Lender

By: /s/ Edward McKenna

Name: Edward McKenna

Title: Authorized Signatory

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

td bank, n.a.,

as a Lender and as an Incremental Lender

By: /s/ George Skoufis

Name: George Skoufis

Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

truist bank,

as a Lender and as an Incremental Lender

By: /s/ Ryan Almond

Name: Ryan Almond

Title: Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

u.s. bank national association,

as a Lender and as an Incremental Lender

By: /s/ Germaine R. Korhone

Name: Germaine R. Korhone

Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

mizuho bank, ltd.,

as a Lender and as an Incremental Lender

By: /s/ Donna DeMagistris

Name: Donna DeMagistris

Title: Managing Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

raymond james BAnk,

as a Lender and as an Incremental Lender

By: /s/ Alexander Sierra

Name: Alexander Sierra

Title: SVP

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Term Loan Agreement and Agreement Regarding Additional Term Loans for NNN REIT, Inc.]

sumitomo mitsui banking corporation,

new york branch,

as a Lender and as an Incremental Lender

By: /s/ Cindy Hwee

Name: Cindy Hwee

Title: Director

SCHEDULE I

Additional Loan Amounts

Incremental Lender	Additional Loan Amount
Wells Fargo Bank, National Association	$25,000,000.00
Bank of America, N.A.	$25,000,000.00
PNC Bank, National Association	$22,500,000.00
Royal Bank of Canada	$22,500,000.00
TD Bank, N.A.	$22,500,000.00
Truist Bank	$22,500,000.00
U.S. Bank National Association	$22,500,000.00
Mizuho Bank, Ltd.	$22,500,000.00
Raymond James Bank	$7,500,000.00
Sumitomo Mitsui Banking Corporation, New York Branch	$7,500,000.00
TOTAL	$200,000,000